                               [INTELLICORP LOGO]

                            1975 EL CAMINO REAL WEST
                          MOUNTAIN VIEW, CA 94040-2216

                                                                    Exhibit 10.6



                                                                  March 30, 1999


Wechsler & Co., Inc.
105 South Bedford Road, suite 310
Mount Kisco, N.Y. 10549

Attn: Mr. Norman J. Wechsler

Re:     PURCHASE AND SALE OF COMMON STOCK

Dear Mr. Wechsler:

        This letter documents our agreement regarding the purchase and sale of shares of Common Stock of IntelliCorp, Inc. (the "Company"). When signed by you it will constitute a binding agreement between us for the period of one year from March 30, 1999 until March 30, 2000 (the "Demand Period"). The Company shall have the right to sell to you (and to require you to purchase) shares of Company Common Stock, on the terms set forth below, which right shall terminate on expiration of the Demand Period.

        This will confirm that the Company is entitled to sell, and you will purchase, during the Demand Period, up to a total of $1,000,000 ("Investment Maximum") in value of Common Stock of the Company in one or more separate transactions ("Investment"). This agreement, in conjunction with like agreements separately executed effective March 30, 1999 with Delaware State Employees' Retirement Fund, Declaration of Trust for Defined Benefit Plans of Zeneca Holdings Inc., and Declaration of Trust for Defined Benefit Plans of ICI American Holdings Inc., represent an aggregate maximum financing of $3,000,000 (collectively called the "Financing").

        For your convenience, when the Company decides to exercise its right under this agreement, the Company will first attempt to arrive at a mutually agreeable ratio of Investment between you and the other parties in this financing. If no agreement can be

Purchase and Sale of Common Stock
March 30, 1999
Page 2

reached between you, the Company has the right to demand an Investment mix based on the proportional share of each party's Investment Maximum compared to the aggregate combined maximum of $3,000,000 in this Financing.



        When the Company determines that it wishes to sell shares, it will provide you written notice ("notice date") of its election to exercise its right under this agreement; the notice shall specify the dollar amount of the shares to be sold by the Company and purchased by you and the purchase date, which shall be not more than ten (10) business days after such notice. The purchase price for any shares purchased by you hereunder shall be equal to $1.50 per share or 10% above market price (where market price is as defined below), whichever is greater, up to a maximum price of $3.00 per share. However, if during the term of this agreement, the Company sells and issues additional shares of common stock (excluding issuances on exercise of employee or director stock options or issuance of shares under this agreement or like agreements with the parties to this Financing) at a price per share less than the purchase price per share under this agreement, the purchase price for such shares sold to you shall be adjusted in the same manner as the conversion price is adjusted in the Company's Convertible Note dated April 19, 1996 (Section 3), and following any such adjustment, additional common stock shares will be issued to you by the Company to reflect this adjustment of the purchase price.

        Market price is defined as the average closing price over the five (5) trading days ending the day prior to the notice date. On the purchase date (or as soon thereafter as practically possible), you will deliver cash in immediately available funds in the amount of the purchase price of such shares. Within five (5) days after the receipt of funds, the Company will deliver to you a certificate representing the number of shares being purchased by you.

        This letter will also confirm your investment intent with respect to the purchase and sale of the shares thereunder. You agree and acknowledge that you are purchasing the shares for your own account, not with a view to resell them, and that the certificates for any shares will bear restrictive legends to that effect. Such shares shall also be subject to registration rights in your favor which will require the Company to file with the SEC an S-3 Registration Statement (or equivalent) covering your resale of such shares within 3

Purchase and Sale of Common Stock
March 30, 1999
Page 3


months after the end of the demand period, or within 3 months of the last transaction purchase date, if earlier.




        If the foregoing accurately describes our agreement regarding the purchase and sale of the Shares, please so indicate by signing and returning this letter to me.





                                    Sincerely,

                                    INTELLICORP, INC.



                                    By:
                                       --------------------------------
                                    Kenneth A. Czaja
                                    Chief Financial Officer

THE FOREGOING IS HEREBY
AGREED TO AND ACCEPTED:

WECHSLER & CO., INC..



By:
   --------------------------
    Norman J. Wechsler

                                                                    EXHIBIT 10.6
                                                                         Part II


                            [INTELLICORP LETTERHEAD]


                                                                     May 1, 2000



Wechsler & Co., Inc.
105 South Bedford Road, suite 310
Mount Kisco, N.Y. 10549

Attn: Mr. Norman J. Wechsler

Re:     PURCHASE AND SALE OF COMMON STOCK

Dear Mr. Wechsler:

        This letter documents our agreement to amend and extend the Agreement for the Purchase and Sale of Common Stock dated March 30, 1999, regarding the purchase and sale of shares of Common Stock of IntelliCorp, Inc. (the "Company"). When signed by you it will constitute a binding agreement between us for the period starting March 31, 2000, and ending the earlier of December 31, 2000 or the receipt by the Company of at least $5,000,000 of equity funding above and beyond what is obtained under this agreement (the "Demand Period"). The Company shall have the right to sell to you (and to require you to purchase) shares of Company Common Stock, on the terms set forth below, which right shall terminate on expiration of the Demand Period.

        This will confirm that the Company is entitled to sell, and you will purchase, during the Demand Period, up to a total of $2,500,000 ("Investment Maximum") in value of Common Stock of the Company in one or more separate transactions ("Investment").

        When the Company determines that it wishes to sell shares, it will provide you written notice ("notice date") of its election to exercise its right under this agreement; the notice shall specify the dollar amount of the shares to be sold by the Company and purchased by you and the purchase date, which shall be not more than ten (10) business days after such notice. The purchase price for any shares purchased by you hereunder shall be equal to 110% of market price (where market price is defined below), with a minimum price of $1.00 per share and a maximum price of $2.00 per share. However, if during the term of this agreement, the Company sells and issues additional shares of common stock (excluding issuances on exercise of employee or director stock options or issuance of shares under this agreement or like agreements with the parties to this Financing) at a price per share less than the purchase price per share under this

Purchase and Sale of Common Stock
May 1, 2000
Page 2

agreement, the purchase price for such shares sold to you shall be adjusted in the same manner as the conversion price is adjusted in the Company's Convertible Note dated April 19, 1996 (Section 3), and following any such adjustment, additional common stock shares will be issued to you by the Company to reflect this adjustment of the purchase price.

        Market price is defined as the average closing price over the five (5) trading days ending the day prior to the notice date. On the purchase date (or as soon thereafter as practically possible), you will deliver cash in immediately available funds in the amount of the purchase price of such shares. Within five (5) days after the receipt of funds, the Company will deliver to you a certificate representing the number of shares being purchased by you.

        As common stock is purchased by you under this agreement, you will also receive from the Company a five year warrant to purchase additional common stock of the Company where the number of shares covered by the warrant is equal to 25% of the number of shares purchased by you in a transaction under this agreement. The exercise price of the warrant will be 110% of the purchase price for the shares purchased.

        Finally, this letter will confirm your investment intent with respect to the purchase and sale of the shares thereunder. You agree and acknowledge that you are purchasing the shares for your own account, not with a view to resell them, and that the certificates for any shares will bear restrictive legends to that effect. Such shares as well as the shares underlying the warrants shall also be subject to demand registration rights in your favor which, if such demand is exercised by you, will cause the Company to use its best efforts to file with the SEC as soon as possible an S-3 Registration Statement (or equivalent) covering your resale of such shares.

        If the foregoing accurately describes our agreement regarding the purchase and sale of the Shares, please so indicate by signing and returning this letter to me.

                                   Sincerely,

                                   INTELLICORP, INC.

                                   By: /s/ KENNETH A. CZAJA
                                      ---------------------------------
                                      Kenneth A. Czaja
                                      Chief Financial Officer


THE FOREGOING IS HEREBY
AGREED TO AND ACCEPTED:

WECHSLER & CO., INC.

Purchase and Sale of Common Stock
May 1, 2000
Page 3


By: /s/ NORMAN J. WECHSLER
   -------------------------------
    Norman J. Wechsler

                                                                    EXHIBIT 10.6
                                                                        Part III

                            [INTELLICORP LETTERHEAD]


                                                                   June 28, 2000


Wechsler & Co., Inc.
105 South Bedford Road, suite 310
Mount Kisco, N.Y. 10549

Attn: Mr. Norman J. Wechsler

Re:     PURCHASE AND SALE OF COMMON STOCK

Dear Mr. Wechsler:

        This letter documents our agreement to amend the Agreement for the Purchase and Sale of Common Stock dated May 1, 1999, ("Agreement"), regarding the purchase and sale of shares of Common Stock of IntelliCorp. Inc. (the "Company"). When signed by you it will constitute a binding agreement between us to increase the maximum amount that the Company is entitled to sell, and you to purchase, during the Demand Period (as defined in the Agreement) by $300,000, from $2,500,000 to $2,800,000. All the other terms and conditions of the Agreement remain unchanged and apply to this additional amount.

        If the foregoing accurately describes our agreement to amend the May 1 Agreement, please so indicate by signing and returning this letter to me.

                                   Sincerely,

                                   INTELLICORP, INC.

                                   By: /S/ JEROME KLAJBOR
                                      -----------------------------------------
                                      Jerome Klajbor, Chief Financial Officer


THE FOREGOING IS HEREBY
AGREED TO AND ACCEPTED:

WECHSLER & CO., INC.


By: /s/ NORMAN J. WECHSLER
   -------------------------------
    Norman J. Wechsler